SCHWAB CAPITAL TRUST

Laudus Small-Cap MarketMasters FundTM

Supplement dated March 13, 2013 to the

Prospectus dated February 28, 2013

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with the prospectus.

On February 28, 2013, the Board of Trustees (the “Board”) of Schwab Capital Trust approved the termination of Neuberger Berman Management LLC (“Neuberger”) as investment manager to the Laudus Small-Cap MarketMasters Fund (the “Fund”). To replace Neuberger, the Board approved the hiring of BMO Asset Management Corp. as an additional new investment manager to the Fund. Accordingly, the following changes have been made to the Fund’s prospectus:

The information under “Investment managers” on page 3 of the Fund’s prospectus is hereby deleted and replaced with the following:

The fund has four investment managers: Mellon Capital Management Corp., BMO Asset Management Corp., TAMRO Capital Partners LLC, and Wellington Management Company, LLP. The table below shows investment managers that are (or are expected to be) responsible for managing more than 30% of the fund’s assets, and the individuals serving as portfolio managers for those investment managers.

Investment manager and address	Year founded/assets under management (as of 12/31/12)
TAMRO Capital Partners LLC 1701 Duke Street Suite 250 Alexandria, VA 22314	Founded: 2000 Successor Founded: 2007 $1.866 billion

Portfolio Manager(s)	Employment experience
Philip D. Tasho, CFA, Partner	Began investment career in 1980. Co-founded TAMRO in 2000. From 1995 to 2000, Chairman, Chief Executive Officer and Chief Investment officer of Riggs Investment Management Co. (RIMCO).
Timothy A. Holland, CFA, Partner, Co-Portfolio Manager	Began investment career in 2000. Joined TAMRO in 2005 as an equity analyst. Promoted to co-portfolio manager in 2010. From 1993 to 2000 worked in Financial services public relations.

For more information on the fund’s other investment managers, please see the “Fund management” and “Additional information about the funds” sections of the prospectus.

The second paragraph and related table under “More about the fund’s investment managers and principal risks” in the “Fund details” section on page 9 of the Fund’s prospectus are hereby deleted and replaced with the following:

The following table identifies the fund’s investment managers as of March 11, 2013, their areas of focus, and approximate asset allocation.

Investment manager	Investment style	Approximate allocation of net assets (%)
Mellon Capital Management Corp.	Small-cap blend	9.76%
BMO Asset Management Corp.	Small-cap growth	0.00%*
TAMRO Capital Partners LLC	Small-cap blend	49.64%
Wellington Management Company, LLP	Small-cap value	29.61%
Cash and other assets	—	10.99%

*	BMO Asset Management Corp. will begin managing fund assets on or around March 14, 2013.

The seventh paragraph, relating to Neuberger, under “More about the fund’s investment managers and principal risks” in the “Fund details” section on page 9 of the Fund’s prospectus is hereby deleted and the following is inserted:

BMO Asset Management Corp. (“BMO AM”). Using a bottom-up, fundamental approach, BMO AM seeks to invest in stocks exhibiting strong and improving growth characteristics. BMO AM will adhere to its investment philosophy based on the premise that a portfolio of small-cap stocks with improving business fundamentals, and explainable and sustainable catalysts for growth, is expected to provide superior returns to the Russell 2000 Growth Index over time.

The fourth paragraph under “Fund management” on page 18 of the Fund’s prospectus is hereby deleted and replaced with the following:

A discussion regarding the basis for the Board of Trustees’ approval of each fund’s investment advisory agreement and sub-advisory agreements (except for the sub-advisory agreement with BMO AM) is available in the funds’ 2012 annual report, which covers the period of 11/1/11 through 10/31/12. A discussion regarding the basis for the approval of the sub-advisory agreement between CSIM and BMO AM will be available in the funds’ 2013 semi-annual report.

The table relating to the Fund’s current investment managers in the “Fund management” section beginning on page 18 of the Fund’s prospectus is hereby deleted and replaced with the following:

Laudus Small-Cap MarketMasters FundTM

Investment manager and address	Year founded/ assets under management (as of 12/31/12)	Portfolio manager(s)	Employment experience
TAMRO Capital Partners LLC 1701 Duke Street Suite 250 Alexandria, VA 22314	Founded: 2000 Successor Founded: 2007 $1.866 billion	Philip D. Tasho, CFA, Partner.	Began investment career in 1980. Co-founded TAMRO in 2000. From 1995 to 2000, Chairman, Chief Executive Officer and Chief Investment Officer of Riggs Investment Management Co. (RIMCO).
		Timothy A. Holland, CFA, Partner, Co-Portfolio Manager.	Began investment career in 2000. Joined TAMRO in 2005 as an equity analyst. Promoted to co- portfolio manager in 2010. From 1993 to 2000 worked in financial services public relations.

Investment manager and address	Year founded/ assets under management (as of 12/31/12)	Portfolio manager(s)	Employment experience
Mellon Capital Management Corp. 50 Fremont St., Suite 3900 San Francisco, CA 94105	Founded: 1983 $259.1 billion	Karen Q. Wong, CFA Managing Director, Head of Equity Portfolio Management.	Ms. Wong is a managing
director of equity index
strategies with Mellon
Capital, where she has
been employed since
2000. She received an
MBA from San Francisco
State University in
Finance, and a BS from
San Francisco State
University in Accounting
and Statistics.
BMO Asset Management Corp. 115 South LaSalle Street, Chicago, IL 60603	Founded: 1973 $32.6 billion	Patrick M. Gundlach, Managing Director and Portfolio Manager.	Mr. Gundlach joined BMO AM in 2004. He began his investment career in 2002.
		Kenneth S. Salmon, Managing Director and Portfolio Manager.	Mr. Salmon joined BMO AM in 2000. He began his investment career in 1986.
Wellington Management Company, LLP 280 Congress Street Boston, MA 02210	Founded: 1933 $758 billion	Timothy J. McCormack, CFA, Senior Vice President and Equity Portfolio Manager.	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2000. Has served as portfolio manager for the fund since 2012.
		Shaun F. Pederson, Senior Vice President and Equity Portfolio Manager.	Began his investment career in 1991. Joined Wellington Management as an investment professional in 2004. Has been involved in portfolio management and securities analysis for the fund since 2012.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund is available in the fund’s SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Charles Schwab & Co., Inc. Member SIPC

REG73229-00 (03/13) ©2013 All Rights Reserved

SCHWAB CAPITAL TRUST

Laudus Small-Cap MarketMasters FundTM

Supplement dated March 13, 2013 to the

Statement of Additional Information (“SAI”) dated February 28, 2013

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

On February 28, 2013, the Board of Trustees (the “Board”) of Schwab Capital Trust approved the termination of Neuberger Berman Management LLC (“Neuberger”) as investment manager to the Laudus Small-Cap MarketMasters Fund (the “Fund”). To replace Neuberger, the Board approved the hiring of BMO Asset Management Corp. as an additional new investment manager to the Fund. Accordingly, the following changes have been made to the Fund’s SAI:

The tenth paragraph relating to Neuberger under “Advisory Agreement” in the “Investment Advisory and other Services” section beginning on page 33 of the Fund’s SAI is hereby deleted and the following is inserted:

BMO Asset Management Corp. (“BMO AM”) serves as sub-adviser to the Laudus Small-Cap MarketMasters Fund.

BMO AM is a registered investment adviser and a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal, a Canadian bank holding company. As of December 31, 2012, BMO AM had approximately $32.6 billion in assets under management. BMO AM has managed investments for individuals and institutions since 1973. Its principal address is located at 115 South LaSalle Street, Chicago, IL 60603.

The information relating to Neuberger under “Sub-Adviser Portfolio Manager Disclosure” beginning on page 50 of the Fund’s SAI is hereby deleted and the following is inserted:

BMO AM sub-advises the Laudus Small-Cap MarketMasters Fund (the “Fund”)

Other Accounts. The portfolio managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. The information below is provided as of December 31, 2012. There are no accounts with respect to which the advisory fee is based on the performance of the account.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Patrick M. Gundlach	2	$808.6 million	0	$0	107	$337.2 million
Kenneth S. Salmon	2	$808.6 million	0	$0	107	$337.2 million

Material Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts, and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, BMO AM has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices, and oversight by investment management, and/or compliance departments.

Compensation. Compensation for BMO AM’s portfolio managers consists of base salary, which is monitored to ensure competitiveness in the external marketplace. In addition to base salary, portfolio managers have a portion of their compensation tied to the investment performance of client accounts. The formula for each professional varies according to their level of portfolio responsibility and seniority. Investment professionals may also receive bonuses of restricted share units or other units linked to the performance of BMO Financial Group.

Ownership of Fund Shares. As of December 31, 2012, neither portfolio managers owned any shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Charles Schwab & Co., Inc. Member SIPC

REG73230-00 (03/13) ©2013 All Rights Reserved